EXHIBIT 99.1
------------

                      AMLI RESIDENTIAL PROPERTIES TRUST
                        FINANCIAL AND OPERATING DATA
                              December 31, 1997


            1.    Funds from Operations

            2.    Statements of Operations

            3.    Balance Sheets

            4.    Selected Financial Information

            5.    Debt

            6.    Debt Maturities

            7. Same Community Comparison - Wholly-Owned - three months ended December 31, 1997 and 1996

            8. Same Community Comparison - Wholly-Owned - year ended December 31, 1997 and 1996

            9.    Same Community Comparison - Wholly-Owned & Co-
                  Investments - three months ended December 31, 1997 and
1996

            10.   Same Community Comparison - Wholly-Owned & Co-
                  Investments - year ended December 31, 1997 and 1996

            11.   Property Information

            12.   Property EBITDA

            13.   Development Activities

AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                             THREE MONTHS ENDED               YEAR ENDED
                                                                 DECEMBER 31,                 DECEMBER 31,
                                                           -----------------------      -----------------------
                                                             1997           1996          1997           1996
                                                           --------       --------      -------        --------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . . . . . . . . . .      $ 22,483       $ 18,443      $ 80,479       $ 71,863
  Other . . . . . . . . . . . . . . . . . . . . . . .         1,178            842         4,339          3,269
                                                           --------       --------      --------       --------
      Total property revenues . . . . . . . . . . . .        23,661         19,285        84,818         75,132
                                                           --------       --------      --------       --------
Property operating expenses . . . . . . . . . . . . .        (8,861)        (7,339)      (32,796)       (30,068)
Property management fees. . . . . . . . . . . . . . .          (600)          (482)       (2,147)        (1,878)
                                                           --------       --------      --------       --------
      Property expenses . . . . . . . . . . . . . . .        (9,461)        (7,821)      (34,943)       (31,946)

      Operating expense ratio . . . . . . . . . . . .          40.0%         40.6%          41.2%         42.5%

      Net operating income. . . . . . . . . . . . . .        14,200         11,464        49,875         43,186
                                                           --------       --------      --------       --------
OTHER INCOME
------------
  Share of income (loss) from Service Companies . . .          (156)           (79)          103           (238)
  Interest from Service Companies (1) . . . . . . . .           318            286         1,048            870
  Other interest. . . . . . . . . . . . . . . . . . .           122             75           521            224
  Share of partnerships FFO (2) . . . . . . . . . . .         1,018            557         3,409          1,892
  Fee income - acquisitions and dispositions. . . . .           144          --              281            250
  Fee income - developments . . . . . . . . . . . . .           277            325         1,451            819
  Fee income - asset management . . . . . . . . . . .           151            144           606            507
  Other . . . . . . . . . . . . . . . . . . . . . . .            43             33           320            138
                                                           --------       --------      --------       --------
      Total other income  . . . . . . . . . . . . . .         1,917          1,341         7,739          4,462
General and administrative. . . . . . . . . . . . . .          (697)          (650)       (2,850)        (2,353)
                                                           --------       --------      --------       --------
EBITDA. . . . . . . . . . . . . . . . . . . . . . . .        15,420         12,155        54,764         45,295
                                                           --------       --------      --------       --------
Interest expense. . . . . . . . . . . . . . . . . . .        (3,844)        (2,935)      (11,995)       (11,916)
Amortization of deferred costs. . . . . . . . . . . .          (162)          (266)         (597)        (1,370)
                                                           --------       --------      --------       --------
    Funds from operations (FFO) . . . . . . . . . . .        11,414          8,954        42,172         32,009
                                                           --------       --------      --------       --------




AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                             THREE MONTHS ENDED               YEAR ENDED
                                                                 DECEMBER 31,                 DECEMBER 31,
                                                           -----------------------      -----------------------
                                                             1997           1996          1997           1996
                                                           --------       --------      -------        --------

Capital expenditures paid from FFO. . . . . . . . . .          (618)          (755)       (3,323)        (1,936)
Other Share of Co-Investments Cap Exp . . . . . . . .           (44)           (24)         (198)           (57)
                                                           --------       --------      --------       --------
    Funds available for distribution (FAD). . . . . .      $ 10,752       $  8,175      $ 38,651       $ 30,016
                                                           ========       ========      ========       ========
FFO per share . . . . . . . . . . . . . . . . . . . .      $   0.55       $   0.53      $   2.13       $   2.01
FAD per share . . . . . . . . . . . . . . . . . . . .      $   0.52       $   0.48      $   1.95       $   1.88
Dividend per share. . . . . . . . . . . . . . . . . .      $   0.44       $   0.43      $   1.74       $   1.72
                                                           ========       ========      ========       ========

Dividend as a % of FFO. . . . . . . . . . . . . . . .         80.1%          81.4%         81.8%          85.6%
Dividend as a % of FAD. . . . . . . . . . . . . . . .         85.1%          89.1%         89.3%          91.3%
                                                           ========       ========      ========       ========


(1)       Includes $259 and $650 of interest on 13% notes receivable for the quarter and year, respectively, and interest on working capital advances.

(2)       Share of income plus share of depreciation; share of depreciation was $650 and $372 for the three months ended December 31, 1997 and 1996, respectively, and $2,484 and $1,323 for the year ended December 31, 1997 and
1996, respectively.


















AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                             THREE MONTHS ENDED               YEAR ENDED
                                                                 DECEMBER 31,                 DECEMBER 31,
                                                           -----------------------      -----------------------
                                                             1997           1996          1997           1996
                                                           --------       --------      -------        --------
REVENUES:
--------
  Property revenues:
    Rental. . . . . . . . . . . . . . . . . . . . . .      $ 22,483       $ 18,443      $ 80,479       $ 71,863
    Other . . . . . . . . . . . . . . . . . . . . . .         1,178            842         4,339          3,269
  Interest and share of income (loss) from
    Service Companies . . . . . . . . . . . . . . . .           162            207         1,151            632
  Other interest. . . . . . . . . . . . . . . . . . .           122             75           521            224
  Share of income from co-investment partnerships . .           368            187           925            570
  Fees from co-investment partnerships. . . . . . . .           615            500         2,658          1,713
                                                           --------       --------      --------       --------
      Total revenues. . . . . . . . . . . . . . . . .        24,928         20,254        90,073         78,271
                                                           --------       --------      --------       --------
EXPENSES:
--------
  Personnel . . . . . . . . . . . . . . . . . . . . .         2,150          1,689         7,648          6,714
  Advertising and promotion . . . . . . . . . . . . .           599            448         2,147          1,917
  Utilities . . . . . . . . . . . . . . . . . . . . .         1,056            929         4,087          4,161
  Building repairs and maintenance. . . . . . . . . .         1,323          1,292         5,592          4,933
  Landscaping and grounds maintenance . . . . . . . .           443            445         1,796          1,736
  Real estate taxes . . . . . . . . . . . . . . . . .         2,675          2,036         9,476          8,465
  Insurance . . . . . . . . . . . . . . . . . . . . .           217            239           858            977
  Other operating expenses. . . . . . . . . . . . . .           398            261         1,192          1,165
  Property management fees. . . . . . . . . . . . . .           600            482         2,147          1,878
  Interest, net of capitalized. . . . . . . . . . . .         3,844          2,935        11,995         11,916
  Amortization of deferred costs. . . . . . . . . . .           162            266           596          1,370
  Depreciation of real property . . . . . . . . . . .         2,726          2,280         9,875          8,793
  Depreciation of personal property . . . . . . . . .           912            687         3,345          2,528
  General and administrative. . . . . . . . . . . . .           697            650         2,850          2,353
                                                           --------       --------      --------       --------
      Total expenses. . . . . . . . . . . . . . . . .        17,802         14,639        63,604         58,906
                                                           --------       --------      --------       --------
Non-recurring item - gain on sale of
  property / rate caps. . . . . . . . . . . . . . . .         2,457          --            2,457            584
                                                           --------       --------      --------       --------
Income before taxes, minority interest
  and extraordinary item. . . . . . . . . . . . . . .         9,583          5,615        28,926         19,949
                                                           --------       --------      --------       --------





AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED

                                                             THREE MONTHS ENDED               YEAR ENDED
                                                                 DECEMBER 31,                 DECEMBER 31,
                                                           -----------------------      -----------------------
                                                             1997           1996          1997           1996
                                                           --------       --------      -------        --------

Income taxes. . . . . . . . . . . . . . . . . . . . .         --             --            --             --
                                                           --------       --------      --------       --------
Income before minority interest/extraordinary
  items . . . . . . . . . . . . . . . . . . . . . . .         9,583          5,615        28,926         19,949
Minority interest . . . . . . . . . . . . . . . . . .         1,405            976         4,378          3,581
                                                           --------       --------      --------       --------
Income before and extraordinary items . . . . . . . .         8,178          4,639        24,548         16,368
Extraordinary items, net of minority interest . . . .         --             --             (196)        (1,118)
                                                           --------       --------      --------       --------
Net income. . . . . . . . . . . . . . . . . . . . . .         8,178          4,639        24,352         15,250
Net income allocable to preferred shares. . . . . . .           484            473         1,903          1,746
                                                           --------       --------      --------       --------
Net income allocable to common shares . . . . . . . .      $  7,694       $  4,166      $ 22,449       $ 13,504
                                                           ========       ========      ========       ========

INCOME PER COMMON SHARE:
-----------------------
  Before extraordinary items. . . . . . . . . . . . .      $   0.46       $   0.32      $   1.44       $   1.20
  Extraordinary item. . . . . . . . . . . . . . . . .      $   0.00       $   0.00      $  (0.01)      $  (0.09)
  Income per common share . . . . . . . . . . . . . .      $   0.46       $   0.32      $   1.43       $   1.11
                                                           ========       ========      ========       ========

FUNDS FROM OPERATIONS:
---------------------
  Income before taxes, minority interest
    and extraordinary item. . . . . . . . . . . . . .      $  9,583       $  5,615      $ 28,926       $ 19,949
  Depreciation of real property . . . . . . . . . . .         2,726          2,280         9,875          8,793
  Depreciation of personal property . . . . . . . . .           912            687         3,344          2,528
  Non-recurring items . . . . . . . . . . . . . . . .        (2,457)         --           (2,457)          (584)
  Other - share of Co-investments depreciation. . . .           650            372         2,484          1,323
                                                           --------       --------      --------       --------
    Funds from operations (FFO) . . . . . . . . . . .      $ 11,414       $  8,954      $ 42,172       $ 32,009
                                                           ========       ========      ========       ========




AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED

                                                             THREE MONTHS ENDED               YEAR ENDED
                                                                 DECEMBER 31,                 DECEMBER 31,
                                                           -----------------------      -----------------------
                                                             1997           1996          1997           1996
                                                           --------       --------      -------        --------

FFO per share . . . . . . . . . . . . . . . . . . . .      $   0.55       $   0.53      $   2.13       $   2.01
                                                           ========       ========      ========       ========

Capital expenditures paid from FFO. . . . . . . . . .      $   (618)      $   (755)     $ (3,323)      $ (1,936)
Other - share of Co-investments Cap exp . . . . . . .           (44)           (24)         (198)           (57)
                                                           --------       --------      --------       --------
Funds available for distribution (FAD). . . . . . . .      $ 10,752       $  8,175      $ 38,651       $ 30,016
                                                           ========       ========      ========       ========
FAD per share . . . . . . . . . . . . . . . . . . . .      $   0.52       $   0.48      $   1.95       $   1.88
                                                           ========       ========      ========       ========
Dividends per share . . . . . . . . . . . . . . . . .      $   0.44       $   0.43      $   1.74       $   1.72
                                                           ========       ========      ========       ========
Dividends as a % of FFO . . . . . . . . . . . . . . .         80.1%          81.4%         81.8%          85.6%
Dividends as a % of FAD . . . . . . . . . . . . . . .         85.1%          89.1%         89.3%          91.3%
                                                           ========       ========      ========       ========



























AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS
Unaudited - Dollars in thousands except per share data


                                                         DEC. 31,                DEC. 31,
                                                          1997                     1996
                                                         --------                --------
ASSETS
------
Rental apartments
 Land . . . . . . . . . . . . . . . . . . .              $ 76,323                $ 59,854
 Depreciable property . . . . . . . . . . .               485,832                 373,140
                                                         --------                --------
                                                          562,155                 432,994
 Less accumulated depreciation. . . . . .                 (62,641)                (50,478)
                                                         --------                --------
                                                          499,514                 382,516

Properties under development. . . . . . . .                91,792                  62,525
Investments in partnerships . . . . . . . .                50,729                  30,669
Cash and cash equivalents . . . . . . . . .                 5,676                  10,291
Security deposits . . . . . . . . . . . . .                 1,821                   1,737
Deferred costs, net . . . . . . . . . . . .                 3,140                   2,139
Notes receivable and advances to
  Service Companies . . . . . . . . . . . .                18,356                   9,735
Other assets. . . . . . . . . . . . . . . .                 8,950                   4,745
                                                         --------                --------
Total assets. . . . . . . . . . . . . . . .              $679,978                $504,357
                                                         ========                ========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt. . . . . . . . . . . . . . . . . . . .              $333,250                $202,013
Accrued interest payable. . . . . . . . . .                 1,389                   1,161
Accrued real estate taxes . . . . . . . . .                 9,334                   6,978
Construction costs payable. . . . . . . . .                 8,403                   2,263
Security deposits and prepaid rents . . . .                 2,722                   2,757
Other liabilities . . . . . . . . . . . . .                 2,978                   2,292
                                                         --------                --------
Total liabilities . . . . . . . . . . . . .               358,076                 217,464
                                                         --------                --------
Minority interest . . . . . . . . . . . . .                51,463                  44,871
                                                         --------                --------




AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS - CONTINUED


                                                         DEC. 31,                DEC. 31,
                                                           1997                    1996
                                                         --------                --------

Shareholders' equity
 Preferred shares, $.01 par value . . . . .                    11                      11
 Shares of beneficial interest,
   $.01 par value . . . . . . . . . . . . .                   166                     148
 Additional paid-in capital . . . . . . . .               341,148                 301,098
 Employees and trustees notes . . . . . . .                (6,924)                  --
 Retained earnings. . . . . . . . . . . . .                18,897                  (5,455)
 Dividends paid . . . . . . . . . . . . . .               (82,859)                (53,780)
                                                         --------                --------
   Total shareholders' equity . . . . . .                 270,439                 242,022
                                                         --------                --------
   Total liabilities and
    shareholders' equity. . . . . . . . . .              $679,978                $504,357
                                                         ========                ========





























                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                     SELECTED QUARTERLY FINANCIAL INFORMATION
                                                 December 31, 1997
                            (dollars in thousands except for quarter ending share data)


                                                                    QUARTER ENDING
                                         -----------------------------------------------------------------------
                                           DEC. 31,       SEPT. 30,      JUNE 30,       MAR. 31,       DEC. 31,
                                             1997           1997           1997           1997           1996
                                           --------       --------       --------       --------       --------
Total Debt                                 $333,250       $235,692       $238,061       $220,964       $202,013
Total Debt (1)                             $392,295       $289,097       $290,699       $271,738       $240,593

Total Shares and
 Units Outstanding (2)                    20,958,523     20,675,333     18,976,280     18,968,168     18,862,132
Value per Common Share
 - end of quarter                          $ 22.250       $ 23.250       $ 23.625       $ 23.000       $ 23.375

Total Equity (Market
 Value) - end of quarter                   $466,327       $480,701       $448,315       $436,268       $440,902

Total Market Capitalization                $799,577       $716,393       $686,376       $657,232       $642,915
Total Market Capitalization (1)            $858,622       $769,798       $739,014       $708,006       $681,495
                                           ========       ========       ========       ========       ========

Total Revenues (3)                         $ 24,928       $ 22,982       $ 21,313       $ 20,850       $ 20,254
EBITDA (4)                                 $ 15,420       $ 13,961       $ 12,861       $ 12,522       $ 12,155
EBITDA (4) (5)                             $ 16,539       $ 14,993       $ 13,833       $ 13,267       $ 12,870

FFO                                        $ 11,414       $ 11,237       $  9,888       $  9,633       $  8,954
FAD                                        $ 10,752        $10,358       $  9,073       $  8,468       $  8,175

Dividends Paid                             $  9,037       $  8,889       $  8,158       $  8,111       $  6,794

Debt service (net of
 capitalized interest)                     $  4,340       $  3,154       $  3,420       $  3,195       $  3,462
Interest Expense                           $  3,844         $2,619       $  2,886       $  2,646       $  2,935

G & A Expense                              $    697       $    680      $     706       $    767       $    650

Total Shares and
 Units Outstanding
 - Wtd. Avg.                              20,714,889     20,461,533     18,973,232     18,882,000     16,948,000
                                          ==========     ==========     ==========     ==========     ==========






                                         AMLI RESIDENTIAL PROPERTIES TRUST
                               SELECTED QUARTERLY FINANCIAL INFORMATION - CONTINUED
                                                 December 31, 1997

                                                                    QUARTER ENDING
                                         -----------------------------------------------------------------------
                                           DEC. 31,       SEPT. 30,      JUNE 30,       MAR. 31,       DEC. 31,
                                             1997           1997           1997           1997           1997
                                           --------       --------       --------       --------       --------

Interest Coverage Ratio                        4.01           5.33           4.46           4.73           4.14
Interest Coverage Ratio (6)                    3.35           4.14           3.60           3.93           3.54

Debt as % of Total
 Market Capitalization                       41.68%         32.90%         34.68%         33.62%         31.42%
Debt as % of Total
 Market Capitalization (1)                   45.69%         37.55%         39.34%         38.38%         35.30%
EBITDA as % of Total
 Market Capitalization                        7.71%          7.80%          7.50%          7.62%          7.56%
FFO as % of Total
 Market Equity                                9.79%          9.35%          8.82%          8.83%          8.12%

G&A as % of Total
 Market Capitalization                        0.35%          0.38%          0.41%          0.47%          0.40%
G&A as % of Total Revenues                    2.80%          2.96%          3.31%          3.68%          3.21%

Dividends as % of FFO
 (based on per share amounts)                 80.1%          80.4%          82.5%          84.3%          81.4%
Dividends as % of FAD
 (based on per share amounts)                 85.1%          87.3%          89.9%          95.9%          89.1%
                                           ========       ========       ========       ========       ========

Apartment Units - Wholly Owned
  In Operation                               11,650         10,782         10,364          9,824          9,824
  Under Development                           2,488          2,032          2,296          2,444          1,404
Apartment Units - Co-Investments
  In Operation                                5,851          5,037          4,815          4,815          3,677
  Under Development                           1,456          1,754          1,324          1,324          1,324
                                           --------       --------       --------       --------       --------
    Total Units                              21,445         19,605         18,799         18,407         16,229
                                           ========       ========       ========       ========       ========

    (1)  Including proportionate share of debt of Co-investment partnerships accounted for using the equity method.
    (2)  End of the quarter - includes 1,100,000 preferred shares convertible to common shares.
    (3)  Excluding non-recurring gain of $2,457 in 1997 and $584 in 1996.
    (4)  Includes other income, net of G & A expenses.
    (5)  Before share of co-investment interest expense and amortization.
    (6)  Including share of co-investment interest expense.


                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                          PORTFOLIO INDEBTEDNESS SUMMARY
                                                 December 31, 1997
                                              (Dollars in thousands)

                                                                                        Weighted
                                                                                          Avg.
                                                        Percent of                      Interest       Years to
Type of Indebtedness                  Balance             Total          Interest         Rate         Maturity
--------------------                 --------          -----------      ----------     ---------      ----------
Conventional Fixed Rate              $177,250               53.2%            Fixed        7.79%             6.9
Tax-exempt Variable Rate               50,250               15.1%         Variable        5.00%             8.8
Credit Facilities                     100,000               30.0%         Variable        7.32%             2.5
Other                                   5,750                1.7%            Fixed        9.22%             4.4
                                     --------              ------                         -----             ---
Total                                $333,250              100.0%                         7.26%             5.8
                                     ========              ======                         =====             ===


                                   Balance                                              Weighted
                                  including                                               Avg.
                                  share of Co-          Percent of                      Interest        Years to
Type of Indebtedness             investment debt          Total          Interest        Rate           Maturity
--------------------             ---------------        ----------      ----------    ----------        --------

Conventional Fixed Rate              $236,295               60.2%            Fixed        7.80%             6.9
Tax-exempt Variable Rate               50,250               12.8%         Variable        5.00%             8.8
Credit Facilities                     100,000               25.5%         Variable        7.32%             2.5
Other                                   5,750                1.5%            Fixed        9.22%             4.4
                                     --------              ------                         -----             ---
Total                                $392,295              100.0%                         7.34%             6.0
                                     ========              ======                         =====             ===



AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES
December 31, 1997
Unaudited - Dollars in thousands

                                                                                      There-               % to
                                     1998      1999     2000      2001      2002      after      Total     Total
                                   -------   -------  --------  -------   -------   --------   --------   ------
Fixed Rate Mortgages               $13,432   $ 2,757  $  2,935   $3,160    $3,220   $151,746   $177,250    53.2%
Tax Exempt Bonds*                                                                     50,250     50,250    15.1%
Wachovia/First Chicago
 Line of Credit                                        100,000                                  100,000    30.0%
Other                                  750                                             5,000      5,750     1.7%
                                   -------   -------  --------   ------   -------   --------   --------   ------

Total Loans                        $14,182   $ 2,757  $102,935   $3,160    $3,220   $206,996   $333,250   100.0%
                                   =======   =======  ========   ======    ======   ========   ========   ======

  Percent to Total                    4.3%      0.8%     30.9%     0.9%      1.0%      62.1%     100.0%    84.9%
                                   =======   =======  ========   ======    ======   ========     ======   ======

SHARE OF CO-INVESTMENT DEBT
---------------------------

Prudential Ins. -
  Park Place (25%)                      53     3,054                                              3,107     5.3%
Nationwide Life Ins. -
  Greenwood Forest (15%)                 3         5         5        6     1,725                 1,744     3.0%
Lincoln National Ins. -
  Champions Park (15%)                  19        21        22       24     1,259                 1,345     2.3%
Prudential Ins. -
  Champions Centre (15%)                 9        10        11       12       956                   998     1.7%
Allstate Life Ins. -
  Windbrooke (15%)                      14        16        18       20        22      1,635      1,725     2.9%
CIGNA -
  Chevy Chase (33%)                    165       177       189      202       216      8,771      9,720    16.5%
Northwestern Mutual Life Ins. -
  Willowbrook (40%)                    139       150       162      175       189      8,908      9,723    16.5%
Phoenix Mutual -
  Willeo Creek (30%)                    49        53        56       60        64      2,690      2,972     5.0%





AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES - CONTINUED


                                                                                      There-                % to
                                     1998      1999      2000     2001      2002      after      Total     Total
                                   -------   -------   -------  -------   -------   --------   --------   ------
Northwestern Mutual Life Ins. -
  Pleasant Hill (40%)                   69        75        82       90        99      5,486      5,901    10.0%
Northwestern Mutual Life Ins. -
  Barrett Lakes (35%)                             71        77       84        91      4,656      4,979     8.3%
Erie Insurance -
  River Park (40%)                                20        51       55        60      3,024      3,210     5.4%
Prudential Ins - AMLI at
  Danada (10%)                                    17        25       27        29      2,353      2,451     4.2%
Phoenix Home Life -
  AMLI at Verandah (35%)                          55        88       94       102      5,590      5,929    10.0%
Northwestern Mutual Life Ins. -
  Northwinds (35%)                                          15       95       103        841      1,054     1.8%
Northwestern Mutual Life Ins. -
  Regents Creek (25%)                   60        65        69       76        82      3,712      4,064     6.9%
Central Bank, Trustee -
  Prairie Court (1%)                              73                                                 73     0.1%
Erie Insurance - Town Creek (1%)                  50                                                 50     0.1%
                                   -------   -------  --------  -------   -------   --------   --------   ------
Total Share of
 Co-Investment Loans               $   580   $ 3,912  $    870  $ 1,020   $ 4,997   $ 47,666   $ 59,045   100.0%
                                   =======   =======  ========   ======   =======   ========   ========   ======
  Percent to Total                    1.0%      6.6%      1.5%     1.7%      8.5%      80.7%     100.0%    15.1%
                                   =======   =======  ========   ======   =======   ========   ========   ======
Total Including Share
 of Co-Investments Debt            $14,762   $ 6,669  $103,805   $4,180   $ 8,217   $254,662   $392,295   100.0%
                                   =======   =======  ========   ======   =======   ========   ========   ======
Percent to Total                      3.8%      1.7%     26.5%     1.1%      2.1%      64.8%     100.0%   100.0%
                                   =======   =======   =======   ======   =======   ========   ========   ======


     *  The Spring Creek Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.
     *  The Poplar Creek Bonds mature in February 2024.



             AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                 THREE MONTHS ENDED DECEMBER 31, 1997 VERSUS THREE MONTHS ENDED DECEMBER 31, 1996

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square, Vinings II, Peachtree City
and South Gwinnett

                                             10/1/97-12/31/97                            10/1/96-12/31/96
                         No. of    ---------------------------------     %      --------------------------------
                          Apts.    Amount/%   Per Unit     Per Sq Ft  Change      Amount/%   Per Unit  Per Sq Ft
                        --------   --------   --------    ----------  ------    ----------   --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                   4,088      95.3%                             0.9%         94.5%
  Atlanta                  2,420      92.6%                            -0.1%         92.7%
  Austin                     935      95.8%                             3.8%         92.2%
  Indianapolis               996      87.7%                            -6.8%         94.1%
  Eastern Kansas             908      91.8%                            -1.9%         93.6%
  Chicago                    253      97.2%                             8.2%         89.9%
                           -----      -----                            -----         -----
     Weighted Average                 93.6%                             0.0%         93.6%
                                      =====                            =====         =====
     Total                 9,600
                           =====

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $642                  2.6%                     $625
  Atlanta                                         $734                  0.2%                     $733
  Austin                                          $646                 -1.9%                     $659
  Indianapolis                                    $582                  0.4%                     $580
  Eastern Kansas                                  $648                  0.2%                     $647
  Chicago                                         $932                  1.7%                     $916
                                                  ----                  ----                     ----
     Weighted Average                             $668                  1.0%                     $661
                                                  ====                  ====                     ====

TOTAL PROPERTY REVENUES                               Per Month                                   Per Month
-----------------------                              ----------                                  ----------
Dallas                         $  7,295,435     $  633         $0.77    4.9%   $ 6,955,718       $614      $0.74
Atlanta                        $  5,150,852     $  709         $0.76    1.2%   $ 5,089,835       $701      $0.75
Austin                         $  1,823,404     $  650         $0.88    4.6%   $ 1,743,738       $622      $0.84
Indianapolis                   $  1,587,514     $  531         $0.64   -8.0%   $ 1,725,585       $578      $0.70
Eastern Kansas                 $  1,703,636     $  625         $0.73    0.7%   $ 1,691,244       $621      $0.72
Chicago                        $    773,792     $1,019         $1.19    12.3   $   689,300       $908      $1.06
                               ------------     ------         -----   -----   -----------       ----      -----
    Total                      $ 18,334,633     $  653         $0.77    2.5%   $17,895,420       $641      $0.76
                               ============     ======         =====   =====   ===========       ====      =====




       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square, Vinings II, Peachtree City
and South Gwinnett

                                            10/1/97-12/31/97                            10/1/96-12/31/96
                                   ---------------------------------     %      --------------------------------
                                   Amount/%   Per Unit     Per Sq Ft  Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------    ----------  ------    ----------   --------  ---------

PROPERTY OPERATING EXPENSES                         (ANNUALIZED)                                (ANNUALIZED)
---------------------------                         ------------                                ------------
  Dallas                       $  2,921,733     $3,119         $3.77    0.1%    $2,917,783     $3,136      $3.79
  Atlanta                      $  1,850,565     $3,059         $3.28   -6.2%    $1,973,749     $3,262      $3.50
  Austin                       $    812,834     $3,477         $4.72    8.5%    $  749,050     $3,204      $4.35
  Indianapolis                 $    738,836     $2,967         $3.60   36.4%    $  541,859     $2,176      $2.64
  Eastern Kansas               $    471,614     $2,078         $2.41  -10.9%    $  529,282     $2,332      $2.71
  Chicago                      $    408,893     $6,465         $7.56   -7.6%    $  442,587     $6,997      $8.18
                               ------------     ------         -----   -----    ----------     ------      -----
    Total                      $  7,204,476     $3,113         $3.67    0.7%    $7,154,310     $3,101      $3.65
                               ============     ======         =====   =====    ==========     ======      =====
Operating Efficiency                  39.3%                                          40.0%
                               ============                                     ==========
NET OPERATING INCOME                                 PER MONTH                                     PER MONTH
--------------------                                 ---------                                    ----------
  Dallas                       $  4,373,702       $373         $0.45    8.3%   $ 4,037,936       $353      $0.43
  Atlanta                      $  3,300,287       $455         $0.49    5.9%   $ 3,116,086       $429      $0.46
  Austin                       $  1,010,570       $360         $0.49    1.6%   $   994,688       $355      $0.48
  Indianapolis                 $    848,678       $284         $0.34  -28.3%   $ 1,183,726       $396      $0.48
  Eastern Kansas               $  1,232,021       $452         $0.53    6.0%   $ 1,161,962       $427      $0.50
  Chicago                      $    364,899       $481         $0.56   47.9%   $   246,713       $325      $0.38
                               ------------       ----         -----   -----   -----------       ----      -----
    Total                      $ 11,130,158       $393         $0.46    3.6%   $10,741,110       $383      $0.45
                               ============       ====         =====   =====   ===========       ====      =====
Operating Margin                      60.7%                                          60.0%
                               ============                                     ==========
CAPITAL EXPENDITURES                                (ANNUALIZED)                                (ANNUALIZED)
--------------------                                ------------                                ------------
  Dallas                       $    175,571       $183         $0.22  -61.0%     $ 449,865       $465      $0.56
  Atlanta                      $    209,901       $347         $0.37   97.2%     $ 106,425       $176      $0.19
  Austin                       $     75,436       $323         $0.44   56.2%     $  48,302       $207      $0.28
  Indianapolis                 $     38,688       $155         $0.19   12.7%     $  34,323       $138      $0.17
  Eastern Kansas               $     82,278       $362         $0.42   46.6%     $  56,124       $247      $0.29
  Chicago                      $      6,029       $ 95         $0.11  -81.4%     $  32,451       $513      $0.60
                               ------------       ----         -----  ------     ---------       ----      -----
    Total                      $    587,904       $250         $0.29  -19.2%     $ 727,490       $313      $0.37
                               ============       ====         =====  ======     =========       ====      =====




       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square, Vinings II, Peachtree City
and South Gwinnett


                                            10/1/97-12/31/97                            10/1/96-12/31/96
                                   ---------------------------------     %      --------------------------------
                                   Amount/%   Per Unit     Per Sq Ft  Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------    ----------  ------    ----------   --------  ---------

REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                  (ANNUALIZED)
-----------------------                            ------------                                  ------------
  Dallas                       $    409,649     $  457         $0.55  -13.0%    $  470,875     $  537      $0.65
  Atlanta                      $    258,809     $  428         $0.46   -6.5%    $  276,712     $  457      $0.49
  Austin                       $    123,707     $  529         $0.72    6.1%    $  116,637     $  499      $0.68
  Indianapolis                 $    173,220     $  696         $0.84   20.5%    $  143,762     $  577      $0.70
  Eastern Kansas               $     85,962     $  379         $0.44   15.1%    $   74,679     $  329      $0.38
  Chicago                      $     70,970     $1,122         $1.31  -30.2%    $  101,685     $1,608      $1.88
                               ------------     ------         -----  ------    ----------     ------      -----
    Total                      $  1,122,316     $  491         $0.58   -5.2%    $1,184,350     $  526      $0.62
                               ============     ======         =====  ======    ==========     ======      =====

REAL ESTATE TAXES                                   (ANNUALIZED)                                 (ANNUALIZED)
-----------------                                   ------------                                 ------------
  Dallas                       $    854,088     $  885         $1.07    0.7%    $  848,365     $  879      $1.06
  Atlanta                      $    387,321     $  640         $0.69  -23.1%    $  503,548     $  832      $0.89
  Austin                       $    233,778     $1,000         $1.36   15.7%    $  202,118     $  865      $1.17
  Indianapolis                 $    221,708     $  890         $1.08  110.3%    $  105,426     $  423      $0.51
  Eastern Kansas               $     22,028     $   97         $0.11  -82.1%    $  123,401     $  544      $0.63
  Chicago                      $    149,372     $2,362         $2.76    3.5%    $  144,375     $2,283      $2.67
                               ------------     ------         -----   -----    ----------     ------      -----
    Total                      $  1,868,295     $  800         $0.94   -3.1%    $1,927,233     $  824      $0.97
                               ============     ======         =====    ====    ==========     ======      =====


             AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                         YEAR ENDED DECEMBER 31, 1997 VERSUS YEAR ENDED DECEMBER 31, 1996

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square, Vinings II, Peachtree City
and South Gwinnett

                                           1/1/97-12/31/97                             1/1/96-12/31/96
                          No. of   ---------------------------------      %     --------------------------------
                          Apts.    Amount/%   Per Unit     Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                          ------   --------   --------    ----------   ------    ----------  --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                   3,738      94.8%                             -0.1%         94.9%
  Atlanta                  2,420      93.4%                             -0.6%         94.0%
  Austin                     935      94.5%                              1.5%         93.0%
  Indianapolis               996      90.9%                             -3.1%         93.8%
  Eastern Kansas             908      92.1%                              0.0%         92.1%
  Chicago                    253      94.1%                              1.0%         93.1%
                           -----      -----                             -----         -----
    Weighted Average                  93.8%                             -0.3%         94.0%
                                      =====                             =====         =====
    Total                  9,250
                           =====

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $633                   2.3%                    $619
  Atlanta                                         $728                   0.9%                    $722
  Austin                                          $644                  -1.6%                    $654
  Indianapolis                                    $574                   1.0%                    $569
  Eastern Kansas                                  $647                   0.4%                    $644
  Chicago                                         $920                   3.4%                    $890
                                                  ----                   ----                    ----
    Weighted Average                              $661                   1.3%                    $653
                                                  ====                   ====                    ====

TOTAL PROPERTY REVENUES                               PER MONTH                                     PER MONTH
-----------------------                               ---------                                     ---------
  Dallas                       $ 28,612,322       $629         $0.76     3.5%   $27,654,157      $610      $0.74
  Atlanta                      $ 20,666,484       $712         $0.76     1.3%   $20,404,617      $703      $0.75
  Austin                       $  7,194,329       $641         $0.87     2.0%   $ 7,054,970      $629      $0.85
  Indianapolis                 $  6,613,512       $553         $0.67    -1.7%   $ 6,725,867      $563      $0.68
  Eastern Kansas               $  6,863,533       $630         $0.73     1.8%   $ 6,744,113      $619      $0.72
  Chicago                      $  2,925,225       $964         $1.13     5.1%   $ 2,784,303      $917      $1.07
                               ------------       ----         -----     ----   -----------      ----      -----
    Total                      $ 72,875,405       $652         $0.77     2.1%   $71,368,026      $639      $0.75
                               ============       ====         =====     ====   ===========      ====      =====





       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square, Vinings II, Peachtree City
and South Gwinnett


                                           1/1/97-12/31/97                             1/1/96-12/31/96
                                   ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit     Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------    ----------   ------    ----------  --------  ---------

PROPERTY OPERATING EXPENSES                         (ANNUALIZED)                                 (ANNUALIZED)
---------------------------                         ------------                                 -----------
  Dallas                       $ 12,376,036     $3,314         $4.01    -0.7%   $12,457,048    $3,364      $4.07
  Atlanta                      $  7,392,753     $3,055         $3.28    -1.1%   $ 7,477,603    $3,090      $3.31
  Austin                       $  3,304,241     $3,534         $4.80     6.2%   $ 3,111,029    $3,327      $4.52
  Indianapolis                 $  2,658,522     $2,669         $3.24     8.8%   $ 2,444,228    $2,454      $2.98
  Eastern Kansas               $  2,471,118     $2,721         $3.16    -1.4%   $ 2,507,350    $2,761      $3.21
  Chicago                      $  1,678,714     $6,635         $7.76    -4.9%   $ 1,765,173    $6,977      $8.16
                               ------------     ------         -----    -----   -----------    ------      -----
    Total                      $ 29,881,384     $3,235         $3.81     0.4%   $29,762,431    $3,235      $3.81
                               ============     ======         =====    =====   ===========    ======      =====
Operating Efficiency                  41.0%                                           41.7%
                                      =====                                           =====

NET OPERATING INCOME                                  PER MONTH                                   PER MONTH
--------------------                                  ---------                                   ---------
  Dallas                       $ 16,236,286       $352         $0.43     6.8%   $15,197,109      $330      $0.40
  Atlanta                      $ 13,273,731       $457         $0.49     2.7%   $12,927,013      $445      $0.48
  Austin                       $  3,890,087       $347         $0.47    -1.4%   $ 3,943,941      $352      $0.48
  Indianapolis                 $  3,954,991       $331         $0.40    -7.6%   $ 4,281,639      $358      $0.43
  Eastern Kansas               $  4,392,415       $403         $0.47     3.7%   $ 4,236,763      $389      $0.45
  Chicago                      $  1,246,511       $411         $0.48    22.3%   $ 1,019,130      $336      $0.39
                               ------------       ----         -----    -----   -----------      ----      -----
    Total                      $ 42,994,020       $382         $0.45     3.3%   $41,605,595      $370      $0.44
                               ============       ====         =====    =====   ===========      ====      =====
Operating Margin                      59.0%                                           58.3%
                                      =====                                           =====

CAPITAL EXPENDITURES                                (ANNUALIZED)                                (ANNUALIZED)
--------------------                                -------------                               ------------
  Dallas                       $  1,415,406       $384         $0.46    46.5%    $  966,428      $253      $0.31
  Atlanta                      $    774,749       $320         $0.34   127.8%    $  340,099      $141      $0.15
  Austin                       $    376,314       $402         $0.55    99.2%    $  188,939      $202      $0.27
  Indianapolis                 $    193,697       $194         $0.24    54.4%    $  125,423      $126      $0.15
  Eastern Kansas               $    249,509       $275         $0.32    82.5%    $  136,745      $151      $0.18
  Chicago                      $    106,593       $421         $0.49     6.4%    $  100,155      $396      $0.46
                               ------------       ----         -----   ------    ----------      ----      -----
    Total                      $  3,116,267       $341         $0.40    67.7%    $1,857,789      $201      $0.24
                               ============       ====         =====   ======    ==========      ====      =====




       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square, Vinings II, Peachtree City
and South Gwinnett



                                           1/1/97-12/31/97                             1/1/96-12/31/96
                                   ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit     Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------    ----------   ------    ----------  --------  ---------

REPAIRS AND MAINTENANCE                             (ANNUALIZED)                                 (ANNUALIZED)
-----------------------                             ------------                                 ------------
  Dallas                       $  2,015,104     $  558         $0.68     3.7%    $1,942,523    $  551      $0.67
  Atlanta                      $  1,145,185     $  473         $0.51    18.2%    $  968,448    $  400      $0.43
  Austin                       $    565,731     $  605         $0.82    28.2%    $  441,348    $  472      $0.64
  Indianapolis                 $    589,329     $  592         $0.72    16.7%    $  505,098    $  507      $0.62
  Eastern Kansas               $    363,079     $  400         $0.46     8.6%    $  334,305    $  368      $0.43
  Chicago                      $    333,615     $1,319         $1.54   -12.6%    $  381,601    $1,508      $1.76
                               ------------     ------         -----    -----    ----------    ------      -----
    Total                      $  5,012,043     $  550         $0.65     9.6%    $4,573,323    $  509      $0.60
                               ============     ======         =====    =====    ==========    ======      =====

REAL ESTATE TAXES                                   (ANNUALIZED)                                (ANNUALIZED)
-----------------                                   ------------                                ------------
  Dallas                       $  3,759,182     $  981         $1.19     3.1%    $3,645,337    $  956      $1.16
  Atlanta                      $  1,475,365     $  610         $0.65   -13.2%    $1,698,801    $  702      $0.75
  Austin                       $    879,996     $  941         $1.28     6.8%    $  824,009    $  881      $1.20
  Indianapolis                 $    742,334     $  745         $0.90    15.5%    $  642,501    $  645      $0.78
  Eastern Kansas               $    660,029     $  727         $0.84    -4.6%    $  691,690    $  762      $0.89
  Chicago                      $    566,942     $2,241         $2.62     1.0%    $  561,308    $2,219      $2.59
                               ------------     ------         -----    -----    ----------    ------      -----
    Total                      $  8,083,848     $  868         $1.02     0.3%    $8,063,646    $  867      $1.02
                               ============     ======         =====     ====    ==========    ======      =====


    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                 THREE MONTHS ENDED DECEMBER 31, 1997 VERSUS THREE MONTHS ENDED DECEMBER 31, 1996

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill, Chevy,
Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah

                                           10/1/97-12/31/97                            10/1/96-12/31/96
                          No. of   ---------------------------------      %     --------------------------------
                           Apts.   Amount/%   Per Unit     Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                          ------   --------   --------    ----------   ------    ----------  --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                   4,088      95.3%                              0.2%         95.1%
  Atlanta                  2,812      92.2%                             -2.4%         94.4%
  Austin                   1,523      95.8%                              1.6%         94.3%
  Houston                    754      96.0%                              3.7%         92.5%
  Indianapolis               996      87.7%                             -6.2%         93.5%
  Eastern Kansas             908      91.8%                             -1.2%         93.0%
  Chicago                    614      96.5%                              2.4%         94.3%
                          ------      -----                             -----        ------
    Weighted Average                  93.8%                             -0.5%         94.3%
                                      =====                             =====        ======
    Total                 11,695
                          ======
WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $642                   4.4%                    $615
  Atlanta                                         $738                   2.7%                    $719
  Austin                                          $625                  -1.6%                    $635
  Houston                                         $730                   3.2%                    $708
  Indianapolis                                    $582                   2.9%                    $565
  Eastern Kansas                                  $648                  -0.1%                    $649
  Chicago                                         $971                   5.0%                    $925
                                                  ----                  -----                    ----
    Weighted Average                              $681                   2.7%                    $663
                                                  ====                  =====                    ====
TOTAL PROPERTY REVENUES                                PER MONTH                                   PER MONTH
-----------------------                                ----------                                  ---------
  Dallas                       $  7,295,435     $  595         $0.72     4.9%   $ 6,955,718      $567      $0.69
  Atlanta                      $  5,987,767     $  710         $0.75     0.8%   $ 5,938,030      $704      $0.74
  Austin                       $  2,876,365     $  630         $0.88     2.8%   $ 2,797,377      $612      $0.86
  Houston                      $  1,693,623     $  749         $0.81    11.3%   $ 1,521,001      $672      $0.73
  Indianapolis                 $  1,587,514     $  531         $0.64    -8.0%   $ 1,725,585      $578      $0.70
  Eastern Kansas               $  1,703,636     $  625         $0.73     0.7%   $ 1,691,244      $621      $0.72
  Chicago                      $  1,885,271     $1,023         $1.17     9.8%   $ 1,717,043      $932      $1.07
                               ------------     ------         -----    -----   -----------      ----      -----
    Total                      $ 23,029,610     $  656         $0.77     3.1%   $22,345,999      $637      $0.75
                               ============     ======         =====    =====   ===========      ====      =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill, Chevy,
Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah

                                            10/1/97-12/31/97                            10/1/96-12/31/96
                                   ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit     Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------    ----------   ------    ----------  --------  ---------
PROPERTY OPERATING EXPENSES                         (ANNUALIZED)                                (ANNUALIZED)
---------------------------                         ------------                                ------------
  Dallas                       $  2,921,733     $2,859         $3.46     0.1%    $2,917,783    $2,855      $3.45
  Atlanta                      $  2,221,671     $3,160         $3.32    -4.9%    $2,336,003    $3,323      $3.49
  Austin                       $  1,299,014     $3,412         $4.78     8.5%    $1,197,136    $3,144      $4.41
  Houston                      $    693,644     $3,680         $3.98    26.5%    $  548,340    $2,909      $3.15
  Indianapolis                 $    738,836     $2,967         $3.60    36.4%    $  541,859    $2,176      $2.64
  Eastern Kansas               $    471,614     $2,078         $2.41   -10.9%    $  529,282    $2,332      $2.71
  Chicago                      $    853,990     $5,563         $6.38    -5.9%    $  907,324    $5,911      $6.78
                               ------------     ------         -----    -----    ----------    ------      -----
    Total                      $  9,200,502     $3,147         $3.69     2.5%    $8,977,727    $3,071      $3.60
                               ============     ======         =====    =====    ==========    ======      =====
Operating Efficiency                  40.0%                                           40.2%
                                      =====                                           =====

NET OPERATING INCOME                                   PER MONTH                                   PER MONTH
--------------------                                   ---------                                   ---------
  Dallas                       $  4,373,702       $357         $0.43     8.3%   $ 4,037,936      $329      $0.40
  Atlanta                      $  3,766,096       $446         $0.47     4.6%   $ 3,602,027      $427      $0.45
  Austin                       $  1,577,351       $345         $0.48    -1.4%   $ 1,600,241      $350      $0.49
  Houston                      $    999,979       $442         $0.48     2.8%   $   972,660      $430      $0.46
  Indianapolis                 $    848,678       $284         $0.34   -28.3%   $ 1,183,726      $396      $0.48
  Eastern Kansas               $  1,232,021       $452         $0.53     6.0%   $ 1,161,962      $427      $0.50
  Chicago                      $  1,031,281       $560         $0.64    27.4%   $   809,719      $440      $0.50
                               ------------       ----         -----    -----   -----------      ----      -----
    Total                      $ 13,829,108       $394         $0.46     3.4%   $13,368,272      $381      $0.45
                               ============       ====         =====    =====   ===========      ====      =====
Operating Margin                      60.0%                                           59.8%
                                      =====                                           =====

CAPITAL EXPENDITURES                                (ANNUALIZED)                                (ANNUALIZED)
--------------------                                ------------                                ------------
  Dallas                       $    175,571       $172         $0.21   -61.0%      $449,865      $440      $0.53
  Atlanta                      $    228,984       $326         $0.34   106.5%      $110,865      $158      $0.17
  Austin                       $    120,716       $317         $0.44    96.6%      $ 61,387      $161      $0.23
  Houston                      $     16,608       $ 88         $0.10    27.4%      $ 13,041      $ 69      $0.07
  Indianapolis                 $     38,688       $155         $0.19    12.7%      $ 34,323      $138      $0.17
  Eastern Kansas               $     82,278       $362         $0.42    46.6%      $ 56,124      $247      $0.29
  Chicago                      $     13,009       $ 85         $0.10   -71.3%      $ 45,320      $295      $0.34
                               ------------       ----         -----   ------      --------      ----      -----
    Total                      $    675,854       $231         $0.27   -12.3%      $770,925      $264      $0.31
                               ============       ====         =====   ======      ========      ====      =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill, Chevy,
Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah

                                            10/1/97-12/31/97                            10/1/96-12/31/96
                                   ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit     Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------    ----------   ------    ----------  --------  ---------

REPAIRS AND MAINTENANCE                             (ANNUALIZED)                                (ANNUALIZED)
-----------------------                             ------------                                ------------
  Dallas                       $    409,649     $  401         $0.48   -13.0%    $  470,875    $  461      $0.56
  Atlanta                      $    312,878     $  445         $0.47    -1.6%    $  317,875    $  452      $0.48
  Austin                       $    188,599     $  495         $0.69    -1.2%    $  190,955    $  502      $0.70
  Houston                      $     44,636     $  237         $0.26    30.9%    $   34,093    $  181      $0.20
  Indianapolis                 $    173,220     $  696         $0.84    20.5%    $  143,762    $  577      $0.70
  Eastern Kansas               $     85,962     $  379         $0.44    15.1%    $   74,679    $  329      $0.38
  Chicago                      $    126,600     $  825         $0.95   -13.7%    $  146,781    $  956      $1.10
                               ------------     ------         -----    -----    ----------    ------      -----
    Total                      $  1,341,543     $  459         $0.54    -2.7%    $1,379,019    $  472      $0.55
                               ============     ======         =====    =====    ==========    ======      =====

REAL ESTATE TAXES                                   (ANNUALIZED)                                (ANNUALIZED)
-----------------                                   ------------                                ------------
  Dallas                       $    854,088     $  836         $1.01     0.7%    $  848,365    $  830      $1.00
  Atlanta                      $    431,354     $  614         $0.64   -22.7%    $  558,078    $  794      $0.83
  Austin                       $    374,523     $  984         $1.38     9.0%    $  343,504    $  902      $1.26
  Houston                      $    269,353     $1,429         $1.55    64.9%    $  163,336    $  867      $0.94
  Indianapolis                 $    221,708     $  890         $1.08   110.3%    $  105,426    $  423      $0.51
  Eastern Kansas               $     22,028     $   97         $0.11   -82.1%    $  123,401    $  544      $0.63
  Chicago                      $    314,213     $2,047         $2.35    -6.6%    $  336,285    $2,191      $2.51
                               ------------     ------         -----    -----    ----------    ------      -----
    Total                      $  2,487,267     $  851         $1.00     0.4%    $2,478,396    $  848      $0.99
                               ============     ======         =====     ====    ==========    ======      =====


    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                         YEAR ENDED DECEMBER 31, 1997 VERSUS YEAR ENDED DECEMBER 31, 1996

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill, Chevy,
Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah

                                           1/1/97-12/31/97                             1/1/96-12/31/96
                          No. of   ---------------------------------      %     --------------------------------
                           Apts.   Amount/%   Per Unit     Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                          ------   --------   --------    ----------   ------    ----------  --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                   3,738      94.8%                             -0.2%         95.0%
  Atlanta                  2,812      93.2%                             -0.9%         94.0%
  Austin                   1,523      94.7%                              0.2%         94.5%
  Houston                    754      94.9%                              4.6%         90.7%
  Indianapolis               996      90.9%                             -3.1%         93.8%
  Eastern Kansas             908      92.1%                              0.0%         92.1%
  Chicago                    614      94.9%                              0.8%         94.1%
                          ------      -----                             -----         -----
    Weighted Average                  93.9%                             -0.2%         94.1%
                                      =====                             =====         =====
    Total                 11,345
                          ======
WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $631                   3.2%                    $611
  Atlanta                                         $730                   2.3%                    $714
  Austin                                          $621                  -1.8%                    $633
  Houston                                         $714                   0.8%                    $709
  Indianapolis                                    $574                   1.0%                    $569
  Eastern Kansas                                  $646                   0.4%                    $644
  Chicago                                         $956                   3.2%                    $926
                                                  ----                   ----                    ----
    Weighted Average                              $672                   1.8%                    $660
                                                  ====                   ====                    ====
TOTAL PROPERTY REVENUES                                PER MONTH                                   PER MONTH
-----------------------                                ---------                                   ---------
  Dallas                        $28,612,322       $583         $0.71     3.5%   $27,654,157      $564      $0.68
  Atlanta                       $24,071,838       $713         $0.75     1.3%   $23,752,330      $704      $0.74
  Austin                        $11,285,286       $617         $0.87     0.4%   $11,239,477      $615      $0.86
  Houston                       $ 6,481,106       $716         $0.77     7.8%   $ 6,013,302      $665      $0.72
  Indianapolis                  $ 6,613,512       $553         $0.67    -1.7%   $ 6,725,867      $563      $0.68
  Eastern Kansas                $ 6,863,533       $630         $0.73     1.8%   $ 6,744,113      $619      $0.72
  Chicago                       $ 7,267,419       $986         $1.13     4.6%   $ 6,946,243      $943      $1.08
                                -----------       ----         -----    -----   -----------      ----      -----
    Total                       $91,195,016       $650         $0.76     2.4%   $89,075,487      $635      $0.74
                                ===========       ====         =====    =====   ===========      ====      =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill, Chevy,
Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah

                                           1/1/97-12/31/97                             1/1/96-12/31/96
                                   ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit     Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------    ----------   ------    ----------  --------  ---------
PROPERTY OPERATING EXPENSES                         (ANNUALIZED)                                (ANNUALIZED)
---------------------------                         ------------                                ------------
  Dallas                       $ 12,376,036     $3,027         $3.66    -0.7%   $12,457,048    $3,047      $3.68
  Atlanta                      $  8,851,778     $3,148         $3.31    -0.9%   $ 8,930,020    $3,176      $3.34
  Austin                       $  5,238,012     $3,439         $4.82     6.4%   $ 4,925,224    $3,234      $4.53
  Houston                      $  2,675,963     $3,549         $3.84    -4.3%   $ 2,797,337    $3,710      $4.01
  Indianapolis                 $  2,658,522     $2,669         $3.24     8.8%   $ 2,444,228    $2,454      $2.98
  Eastern Kansas               $  2,471,118     $2,721         $3.16    -1.4%   $ 2,507,350    $2,761      $3.21
  Chicago                      $  3,480,460     $5,669         $6.50    -2.1%   $ 3,554,808    $5,790      $6.64
                               ------------     ------         -----   ------   -----------    ------      -----
    Total                      $ 37,751,889     $3,228         $3.78     0.4%   $37,616,015    $3,216      $3.77
                               ============     ======         =====   ======   ===========    ======      =====
Operating Efficiency                  41.4%                                           42.2%
                                      =====                                           =====

NET OPERATING INCOME                     PER MONTH                                      PER MONTH
--------------------                     ---------                                      ---------
  Dallas                 30.4%  $16,236,286       $331         $0.40     6.8%   $15,197,109      $310      $0.37
  Atlanta                28.5%  $15,220,060       $451         $0.47     2.7%   $14,822,310      $439      $0.46
  Austin                 11.3%  $ 6,047,274       $331         $0.46    -4.2%   $ 6,314,253      $345      $0.48
  Houston                 7.1%  $ 3,805,142       $421         $0.45    18.3%   $ 3,215,964      $355      $0.38
  Indianapolis            7.4%  $ 3,954,991       $331         $0.40    -7.6%   $ 4,281,639      $358      $0.43
  Eastern Kansas          8.2%  $ 4,392,415       $403         $0.47     3.7%   $ 4,236,763      $389      $0.45
  Chicago                 7.1%  $ 3,786,959       $514         $0.59    11.7%   $ 3,391,434      $460      $0.53
                        ------  -----------       ----         -----    -----   -----------      ----      -----
    Total               100.0%  $53,443,127       $381         $0.45     3.9%   $51,459,472      $367      $0.43
                        ======  ===========       ====         =====    =====   ===========      ====      =====
Operating Margin                      58.6%                                           57.8%
                                      =====                                           =====

CAPITAL EXPENDITURES                                (ANNUALIZED)                                (ANNUALIZED)
--------------------                                 -----------                                ------------
  Dallas                       $  1,415,406       $346         $0.42    46.5%    $  966,428      $236      $0.29
  Atlanta                      $    838,699       $298         $0.31   131.4%    $  362,454      $129      $0.14
  Austin                       $    528,566       $347         $0.49   112.2%    $  249,102      $164      $0.23
  Houston                      $     76,559       $102         $0.11   -15.8%    $   90,892      $121      $0.13
  Indianapolis                 $    193,697       $194         $0.24    54.4%    $  125,423      $126      $0.15
  Eastern Kansas               $    249,509       $275         $0.32    82.5%    $  136,745      $151      $0.18
  Chicago                      $    167,114       $272         $0.31    16.0%    $  144,033      $235      $0.27
                               ------------       ----         -----   ------    ----------      ----      -----
    Total                      $  3,469,549       $297         $0.35    67.2%    $2,075,078      $177      $0.21
                               ============       ====         =====   ======    ==========      ====      =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill, Chevy,
Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah

                                           1/1/97-12/31/97                             1/1/96-12/31/96
                                   ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit     Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------    ----------   ------    ----------  --------  ---------

REPAIRS AND MAINTENANCE                             (ANNUALIZED)                                (ANNUALIZED)
-----------------------                             ------------                                ------------
  Dallas                       $  2,015,104     $  493         $0.60     3.7%    $1,942,523    $  475      $0.57
  Atlanta                      $  1,348,240     $  479         $0.50    15.1%    $1,171,191    $  416      $0.44
  Austin                       $    871,548     $  572         $0.80    19.7%    $  728,355    $  478      $0.67
  Houston                      $    174,181     $  231         $0.25   -11.9%    $  197,600    $  262      $0.28
  Indianapolis                 $    589,329     $  592         $0.72    16.7%    $  505,098    $  507      $0.62
  Eastern Kansas               $    363,079     $  400         $0.46     8.6%    $  334,305    $  368      $0.43
  Chicago                      $    541,117     $  881         $1.01    -3.6%    $  561,412    $  914      $1.05
                               ------------     ------         -----    -----    ----------    ------      -----
    Total                      $  5,902,598     $  505         $0.59     8.5%    $5,440,483    $  465      $0.55
                               ============     ======         =====    =====    ==========    ======      =====

REAL ESTATE TAXES                                   (ANNUALIZED)                                (ANNUALIZED)
-----------------                                   ------------                                ------------
  Dallas                       $  3,759,182     $  920         $1.11     3.1%   $ 3,645,337    $  892      $1.08
  Atlanta                      $  1,725,399     $  614         $0.64   -12.2%   $ 1,965,749    $  699      $0.73
  Austin                       $  1,420,611     $  933         $1.31     5.9%   $ 1,341,650    $  881      $1.24
  Houston                      $    967,755     $1,283         $1.39    -7.3%   $ 1,043,447    $1,384      $1.50
  Indianapolis                 $    742,334     $  745         $0.90    15.5%   $   642,501    $  645      $0.78
  Eastern Kansas               $    660,029     $  727         $0.84    -4.6%   $   691,690    $  762      $0.89
  Chicago                      $  1,218,832     $1,985         $2.28     2.1%   $ 1,193,333    $1,944      $2.23
                               ------------     ------         -----    -----   -----------    ------      -----
    Total                      $ 10,494,142     $  897         $1.05    -0.3%   $10,523,707    $  900      $1.05
                               ============     ======         =====    =====   ===========    ======      =====




AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION
As of December 31, 1997

                                                                                           Qtr ended
                                                                                         Dec. 31, 1997
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                Rental Rates     Dec.31,
                                                          Number   Rentable   Average    -------------     1997
                                       Year      Year       of      Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------
DALLAS/FT.
WORTH, TX
----------
AMLI:
 at Autumn Chase     Carrollton, TX      1991       1987     226    180,868        800    659     0.82        95.6%
 at Autumn Chase II  Carrollton, TX                 1996     224    193,420        863    748     0.87        96.8%
 at Bent Tree        Dallas, TX          1997       1996     300    282,774        943    824     0.87        93.7%
 at Bishop's Gate    West Plano, TX      1997       1997     266    292,092      1,098  1,056     0.96        92.1%
 at Chase Oaks       Plano, TX           1994       1986     250    193,736        775    671     0.87        93.5%
 at Gleneagles       Dallas, TX          1988       1987     326    274,300        841    650     0.77        97.7%
 at Gleneagles II    Dallas, TX                     1997     264    247,002        936    796     0.85        96.8%
 on the Green        Ft. Worth, TX       1994    1990/93     424    358,560        846    699     0.83        93.6%
 at Nantucket        Dallas, TX          1988       1986     312    222,208        712    547     0.77        96.2%
 of North Dallas     Dallas, TX       1989/90    1985/86   1,032    905,590        878    641     0.73        94.9%
 at Reflections      Irving, TX          1993       1986     212    174,332        822    667     0.81        97.5%
 on Rosemeade        Dallas, TX          1990       1987     236    205,382        870    656     0.75        93.6%
 on Timberglen       Dallas, TX          1990       1985     260    201,198        774    599     0.77        95.4%
 at Valley Ranch     Irving, TX          1990       1985     460    389,940        848    690     0.81        96.7%
                                                           -----  ---------        ---   ----    -----       ------
  Subtotal-Dallas/
   Ft. Worth, TX                                           4,792  4,121,402        860    695     0.81        95.2%
                                                           -----  ---------        ---   ----    -----       ------

ATLANTA, GA
-----------
AMLI:
 at Sope Creek       Marietta, GA             1982/83/95     695    632,393        910    695     0.76        91.2%
 at Spring Creek     Dunwoody, GA               1985/86/   1,180  1,080,560        916    710     0.78        93.9%
                                                   87/89
 at Vinings          Atlanta, GA         1992       1985     208    229,708      1,104    785     0.71        92.0%
 at Vinings-Phase II Atlanta, GA         1997       1985     152    144,532        951    726     0.76        95.8%
 at West Paces       Atlanta, GA         1993       1992     337    314,707        934    870     0.93        91.3%
                                                          ------  ---------      -----   ----    -----       ------
  Subtotal-
  Atlanta, GA                                              2,572  2,401,900        934    734     0.79        92.8%
                                                          ------  ---------      -----   ----    -----       ------




                                                                                           Qtr ended
                                                                                         Dec. 31, 1997
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                Rental Rates     Dec. 31,
                                                          Number   Rentable   Average    -------------     1997
                                       Year      Year       of      Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------
AUSTIN, TEXAS
-------------
AMLI:
 at the Arboretum    Austin, TX          1986       1983     231    178,116        771    680     0.88        96.7%
 in Great Hills      Austin, TX          1991       1985     344    256,892        747    674     0.90        96.0%
 at Lantana Ridge    Austin, TX          1997       1997     354    311,808        881    811     0.92        85.6%
 at Martha's
 Vineyard            Austin, TX          1992       1986     360    253,328        704    598     0.85        94.9%
                                                          ------  ---------      -----   ----    -----        -----
  Subtotal-
  Austin, TX                                               1,289  1,000,144        776    692     0.89        93.0%
                                                          ------  ---------      -----   ----    -----        -----
EASTERN KANSAS
--------------
AMLI:
 at Alvamar          Lawrence, KS        1994       1989     152    125,800        828    668     0.81        88.8%
 at Crown Colony     Topeka, KS          1994       1986     156    120,984        776    556     0.72        96.2%
 at Crown Colony II  Topeka, KS                     1997      64     51,292        801    630     0.79        95.3%
 at Regents Center   Overland Park, KS   1994    1991-95     300    274,170        914    712     0.78        87.4%
 at Regents Center
   III               Overland Park, KS              1997     124    123,728        998    779     0.78        89.2%
 at Sherwood         Topeka, KS          1994       1993     300    260,340        868    622     0.72        95.6%
 at Town Center      Overland Park, KS   1997       1997     156    176,994      1,135    777     0.69        86.1%
                                                          ------  ---------      -----    ---    -----        -----
  Subtotal
   -Eastern KS                                             1,252  1,133,308        905    676     0.75        91.1%
                                                          ------  ---------      -----   ----    -----        -----
INDIANAPOLIS, IN
----------------
AMLI:
 at Riverbend        Indianapolis, IN 1992/93    1983/85     996    820,712        824    582     0.71        87.7%
 at Conner Farms     Indianapolis, IN    1997       1993     300    324,636      1,082    796     0.74        92.9%
                                                          ------  ---------      -----   ----    -----        -----
  Subtotal
   -Indianapolis, IN                                       1,296  1,145,348        884    631     0.71        88.9%
                                                          ------  ---------      -----   ----    -----        -----





                                                                                           Qtr ended
                                                                                         Dec. 31, 1997
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                Rental Rates     Dec. 31,
                                                          Number   Rentable   Average    -------------     1997
                                       Year      Year       of      Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------

CHICAGO, IL
------------
AMLI:
 at Park Sheridan    Chicago, IL         1989       1986     253    216,315        855    932     1.09        97.2%
 at Poplar Creek     Chicago, IL         1997       1985     196    178,490        911    718     0.79        90.8%
                                                          ------ ----------      -----   ----    -----        -----
  Subtotal
   -Chicago, IL                                              449    394,805        879    838     0.95        94.4%
                                                          ------ ----------      -----   ----    -----        -----
  TOTAL
   PROPERTIES                                             11,650 10,196,907        875    700     0.80        93.3%
                                                          ====== ==========      =====   ====    =====        =====

CO-INVESTMENT
PROPERTIES
--------------
ATLANTA, GA

AMLI:
 at Pleasant Hill    Atlanta, GA                    1996     502    501,816      1,000    820     0.82        89.8%
 at Barrett Lakes    Atlanta, GA                    1997     446    460,150      1,032    844     0.82        82.2%
 at River Park       Atlanta, GA                    1997     222    225,892      1,018    831     0.82        95.5%
 at Towne Creek      Gainesville, GA                1989     150    121,722        811    658     0.81        92.0%
 at Willeo Creek     Roswell, GA         1995       1989     242    297,302      1,229    826     0.67        87.7%
                                                          ------  ---------      -----   ----    -----       ------
  Subtotal-
   Atlanta, GA                                             1,562  1,606,882      1,029    814     0.79        88.3%
                                                          ------  ---------      -----   ----    -----       ------

CHICAGO, IL
-----------
AMLI:
 at Prairie
 Court               Oak Park, IL                   1987     125    105,578        845  1,074     1.27        94.4%
 at Windbrooke       Buffalo Grove, IL   1995       1987     236    213,160        903    958     1.06        96.9%
 at Chevy Chase      Buffalo Grove, IL   1996       1988     592    480,676        812    929     1.14        94.5%
 at Danada           Wheaton, IL         1997    1989/91     600    521,500        869    929     1.07        93.4%
 at Willowbrook      Willow Brook, IL    1996       1987     488    418,404        857    912     1.06        93.6%
                                                          ------  ---------        --- ------    -----        -----
  Subtotal-
  Chicago, IL                                              2,041  1,739,318        852    937     1.10        94.3%
                                                          ------  ---------        --- ------    -----        -----




                                                                                           Qtr ended
                                                                                         Dec. 31, 1997
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                Rental Rates     Dec. 31,
                                                          Number   Rentable   Average    -------------     1997
                                       Year      Year       of      Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------

EASTERN KANSAS
--------------
AMLI:
 at Regents Crest    Overland Park, KS   1997       1997     368    346,488        942    929     0.99        93.4%
                                                          ------  ---------        --- ------    -----        -----

DALLAS/FT. WORTH
----------------
AMLI:
 at Verandah         Arlington, TX       1997    1986/91     538    394,504        733    670     0.91        94.5%
                                                          ------  ---------        --- ------    -----        -----

AUSTIN, TX
----------
AMLI:
 at Park Place       Austin, TX          1994       1985     588    397,968        677    592     0.87        95.9%
                                                          ------  ---------        --- ------    -----        -----

HOUSTON, TX
AMLI at:
 Champions Centre    Houston, TX         1994       1994     192    164,480        857    708     0.83        98.4%
 Champions Park      Houston, TX         1994       1991     246    221,646        901    724     0.80        93.9%
 Greenwood Forest    Houston, TX         1995       1995     316    310,844        984    753     0.76        95.4%
                                                            ----    -------        ---   ----    -----        -----
   Subtotal-
     Houston, TX                                             754    696,970        924    732     0.79        95.7%
                                                            ----  ---------       ----   ----    -----        -----
  TOTAL CO-INVESTMENT
    PROPERTIES                                             5,851  5,182,130        886    818     0.92        93.0%
                                                          ====== ==========        ===   ====    =====        =====
  TOTAL                                                   17,501 15,379,037        879    739     0.84        93.2%
                                                          ====== ==========        ===   ====    =====        =====




AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA
WHOLLY-OWNED
Unaudited - Dollars in thousands except per share data

                                                                 WHOLLY-OWNED
                                --------------------------------------------------------------------------------
                                     THREE MONTHS ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                 -------------------------------------      ------------------------------------
                                    1997          1996        % Change        1997           1996       % Change
                                  --------      --------      --------       -------       --------     --------
PROPERTY REVENUES
-----------------
Rental Income
-------------
 Same Store Communities
  (1) . . . . . . . . . .          $17,419       $17,128          1.7%       $69,175        $68,292         1.3%
 New Communities (2). . .              489           462          5.9%         1,868            998        87.1%
 Development and/or
  Lease-up Communities
  (3) . . . . . . . . . .            1,698           303                       4,319            377
 Acquisition/Disposition
  Communities (4) . . . .            2,877           550                       5,117          2,196
                                   -------       -------         -----       -------        -------        -----
    Total . . . . . . . .          $22,483       $18,443         21.9%       $80,479        $71,863        12.0%
                                   =======       =======         =====       =======        =======        =====
Other Revenues
--------------
 Same Store Communities .          $   916       $   767         19.3%       $ 3,700        $ 3,077        20.2%
 New Communities. . . . .               21            19          7.9%            81             63        28.4%
 Development and/or
  Lease-up Communities. .              127            28                         345             45
 Acquisition/Disposition
  Communities . . . . . .              114            28                         213             84
                                   -------       -------         -----       -------        -------        -----
    Total . . . . . . . .          $ 1,178       $   842         39.9%       $ 4,339        $ 3,269        32.7%
                                   =======       =======         =====       =======        =======        =====
Total Property Revenues
-----------------------
 Same Store Communities .          $18,335       $17,895          2.5%       $72,875        $71,369         2.1%
 New Communities. . . . .              510           481          6.0%         1,949          1,061        83.7%
 Development and/or
  Lease-up Communities. .            1,825           331                       4,664            422
 Acquisition/Disposition
  Communities . . . . . .            2,991           578                       5,330          2,280
                                   -------       -------         -----       -------        -------        -----
    Total . . . . . . . .          $23,661       $19,285         22.7%       $84,818        $75,132        12.9%
                                   =======       =======         =====       =======        =======        =====




AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA
WHOLLY-OWNED - CONTINUED


                                                                 WHOLLY-OWNED
                                --------------------------------------------------------------------------------
                                     THREE MONTHS ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                 -------------------------------------      ------------------------------------
                                    1997          1996        % Change        1997           1996       % Change
                                  --------      --------      --------       -------       --------     --------
Total Operating Expenses
------------------------
 Same Store Communities .          $ 7,204       $ 7,154          0.7%       $29,881        $29,762         0.4%
 New Communities. . . . .              181           180          0.5%           716            567        26.3%
 Development and/or
  Lease-Up Communities. .              898           200                       2,069            323
 Acquisition/Disposition
  Communities . . . . . .            1,178           287                       2,277          1,294
                                   -------       -------         -----       -------        -------        -----
    Total . . . . . . . .          $ 9,461       $ 7,821         21.0%       $34,943        $31,946         9.4%
                                   =======       =======         =====       =======        =======        =====

PROPERTY EBITDA
---------------
 Same Store Communities .          $11,131       $10,741          3.6%       $42,994        $41,607         3.3%
 New Communities. . . . .              329           301          9.3%         1,233            494       149.4%
 Development and/or
  Lease-Up Communities. .              927           131                       2,595             99
 Acquisition/Disposition
  Communities . . . . . .            1,813           291                       3,053            986
                                   -------       -------         -----       -------        -------        -----
    Total . . . . . . . .          $14,200       $11,464         23.9%       $49,875        $43,186        15.5%
                                   =======       =======         =====       =======        =======        =====


  (1)   Stabilized Communities at 1/1/96.
  (2)   Development Communities stabilized after 1/1/96 but before 1/1/97.
  (3)   Development Communities not yet stabilized.
  (4)   Stabilized Communities acquired after 1/1/96 and Communities sold after 1/1/97.


AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA
CO-INVESTMENTS AT 100%
Unaudited - Dollars in thousands except per share data

                                                                CO-INVESTMENTS AT 100%
                                --------------------------------------------------------------------------------
                                     THREE MONTHS ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                 -------------------------------------      ------------------------------------
                                    1997          1996        % Change        1997           1996       % Change
                                  --------      --------      --------       -------       --------     --------
PROPERTY REVENUES
-----------------
Rental Income
-------------
 Same Store Communities
  (1) . . . . . . . . . .          $ 4,456       $ 4,256          4.7%       $17,424        $16,913         3.0%
 New Communities (2). . .            1,102         1,138         -3.2%         4,526          3,509        29.0%
 Development and/or
  Lease-up Communities
  (3) . . . . . . . . . .            2,180          --                         4,635           --
 Acquisition/Disposition
  Communities (4) . . . .            5,447         2,610        108.7%        19,294          7,547       155.6%
                                   -------       -------         -----       -------        -------       ------
    Total . . . . . . . .          $13,186       $ 8,004         64.7%       $45,880        $27,969        64.0%
                                   =======       =======         =====       =======        =======       ======
Other Revenues
--------------
 Same Store Communities .          $   239       $   195         22.6%       $   895        $   795        12.6%
 New Communities. . . . .               69            69         -0.4%           287            198        45.1%
 Development and/or
  Lease-up Communities. .              157          --                           357           --
 Acquisition/Disposition
  Communities . . . . . .              291           123        136.0%         1,070            295       262.3%
                                   -------       -------         -----       -------        -------       ------
    Total . . . . . . . .          $   756       $   387         95.1%       $ 2,609        $ 1,288       102.5%
                                   =======       =======         =====       =======        =======       ======
Total Property Revenues
-----------------------
 Same Store Communities .          $ 4,695       $ 4,451          5.5%       $18,320        $17,707         3.5%
 New Communities. . . . .            1,171         1,207         -3.0%         4,814          3,707        29.8%
 Development and/or
  Lease-Up Communities. .            2,337          --                         4,991           --
 Acquisition/Disposition
  Communities . . . . . .            5,739         2,734        109.9%        20,364          7,843       159.7%
                                   -------       -------         -----       -------        -------       ------
    Total . . . . . . . .          $13,942       $ 8,392         66.1%       $48,490        $29,258        65.7%
                                   =======       =======         =====       =======        =======       ======




AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA
CO-INVESTMENTS AT 100% - CONTINUED


                                                                CO-INVESTMENTS AT 100%
                                --------------------------------------------------------------------------------
                                     THREE MONTHS ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                 -------------------------------------      ------------------------------------
                                    1997          1996        % Change        1997           1996       % Change
                                  --------      --------      --------       -------       --------     --------
Total Operating Expenses
------------------------
 Same Store Communities .          $ 1,996       $ 1,823          9.5%       $ 7,871        $ 7,854         0.2%
 New Communities. . . . .              424           400          6.0%         1,684          1,384        21.7%
 Development and/or
  Lease-Up Communities. .              914          --                         2,597           --
 Acquisition/Disposition
  Communities . . . . . .            2,226         2,217          0.4%         7,711          2,903       165.6%
                                   -------       -------        ------       -------        -------       ------
    Total . . . . . . . .          $ 5,560       $ 4,440         25.2%       $19,862        $12,141        63.6%
                                   =======       =======        ======       =======        =======       ======

PROPERTY EBITDA
---------------
 Same Store Communities .          $ 2,699       $ 2,627          2.7%       $10,449        $ 9,854         6.0%
 New Communities. . . . .              747           808         -7.5%         3,130          2,323        34.7%
 Development and/or
  Lease-Up Communities. .            1,423          --                         2,394           --
 Acquisition/Disposition
  Communities . . . . . .            3,513         1,676        109.6%        12,653          4,939       156.2%
                                   -------       -------        ------       -------        -------       ------
    Total . . . . . . . .          $ 8,382       $ 5,110         64.0%       $28,626        $17,117        67.2%
                                   =======       =======        ======       =======        =======       ======
Company's share of
 Co-Investment EBITDA . .          $ 2,196       $ 1,377         59.4%       $ 7,432        $ 4,399        69.0%
                                   =======       =======        ======       =======        =======       ======
Percent of Co-Invest-
 ment EBITDA. . . . . . .              26%           27%                         26%            26%
                                   =======       =======                     =======        =======


  (1)   Stabilized Communities at 1/1/96.
  (2)   Development Communities stabilized after 1/1/96 but before 1/1/97.
  (3)   Development Communities not yet stabilized.
  (4)   Stabilized Communities acquired after 1/1/96 and Communities sold after 1/1/97.


                                          AMLI RESIDENTIAL PROPERTIES TRUST
                                               DEVELOPMENT ACTIVITIES
                                                 FOURTH QUARTER 1997

UNDER CONSTRUCTION AND/OR IN INITIAL LEASE UP

                                                  Construc-                                   Percent      Percent
                   Number              Percent      tion      First                 Stabili-  Construc-    Leased
                    of         Costs    Owner-      Start     Units     Completion  zation      tion       as of
Community Name     Units    (millions)   ship       Date     Occupied     Date       Date      Complete    1/25/98
--------------    -------   ---------- -------    ---------  --------   ----------  --------  ---------   ---------

ATLANTA,
GEORGIA
-------

AMLI at:
 Killian Farms        216       $ 13.9    100%        4Q/97     3Q/98        1Q/99     3Q/99         3%         N/A
 Peachtree City       312       $ 21.5    100%        3Q/96     3Q/97        2Q/98     4Q/98        73%         69%
 Northwinds           800       $ 55.5     35%        3Q/96     3Q/97        2Q/99     3Q/00        37%         17%
 Park Creek           200       $ 12.6    100%        2Q/97     1Q/98        3Q/98     2Q/99        40%         N/A

DALLAS/FORT WORTH,
TEXAS
------------------

AMLI at:
 Deerfield            240       $ 16.5    100%        4Q/97     4Q/98        2Q/99     4Q/99         2%         N/A
 Fossil Creek         384       $ 23.6     25%        3Q/96     2Q/97        1Q/98     3Q/98        98%         57%
 Autumn Chase III     240       $ 14.5    100%        3Q/96     4Q/97        3Q/98     4Q/98        74%         22%
 on the Parkway       240       $ 15.7    100%        1Q/97     2Q/98        4Q/98     2Q/99        22%         N/A

AUSTIN, TEXAS
-------------
AMLI at:
 Wells Branch         576       $ 34.5    100%        1Q/97     1Q/98        3Q/99     2Q/00        34%          4%

AURORA,
ILLINOIS
--------
AMLI at:
 Aurora Crossing      272       $ 24.6     25%        2Q/96     1Q/97        1Q/98     4Q/98        95%         59%
 Oakhurst North       464       $ 44.8    100%        1Q/97     2Q/98        3Q/99     2Q/00        19%         N/A
                    -----       ------
    Total           3,944       $277.7
                    =====       ======




                                          AMLI RESIDENTIAL PROPERTIES TRUST
                                         DEVELOPMENT ACTIVITIES - CONTINUED
                                                 FOURTH QUARTER 1997


UNDER CONSTRUCTION AND/OR IN INITIAL LEASE UP - CONTINUED

                                                  Construc-                                    Percent     Percent
                   Number              Percent      tion      First                 Stabili-  Construc-    Leased
                    of         Costs    Owner-      Start     Units     Completion  zation      tion       as of
Community Name     Units    (millions)   ship       Date     Occupied     Date       Date      Complete    1/25/98
--------------    -------   ---------- -------    ---------  --------   ----------  --------  ---------   ---------

PLANNING STAGES
---------------

INDIANAPOLIS,
 INDIANA
-------------
AMLI at:
 Lake Clearwater      216
 Castle Creek         276

DALLAS/FORT WORTH,
 TEXAS
------------------
AMLI at:
 Bent Tree Ridge      200
 Fossil Creek II      520



                         The following is a "Safe Harbor" Statement under the Private Securities Litigation Reform
Act of 1995 and Section 21E of the Securities Exchange Act of 1934.  The projections contained in the table above that are not historical facts are forward-looking statements.  Risks associated with the Company's development, construction and lease-up activities, which could impact the forward-looking statements may include:  development opportunities may be abandoned;  construction costs of a community may exceed original estimates, possibly making the community uneconomical; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; estimates of the costs of improvements to bring an acquired property up to the standards established for the market position intended for that property may prove inaccurate.